Requirements of

Continental Stock Transfer & Trust Company

As Co-Transfer Agent

Exhibit 10.8

Exhibit 10.8E

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Requirements of

Continental Stock Transfer & Trust Company

as Co-Transfer Agent

1.
Agreement and Copy of Resolution of Board of Directors for our Appointment as Co-Transfer Agent.
2.
Copy of Charter or Certificate of Incorporation and Amendments thereto certified by an official of the State of Incorporation.
3.
Copy of By-Laws and amendments thereto certified by the Corporate Secretary.
4.
Form W-9/W-8 BEN-E, signed by an authorized officer of the entity.
5.
Opinion of Counsel for the Corporation advising as to:
(a)
the proper organization of the Corporation;
(b)
the legality of the issuance of its presently issued Capital Stock and Capital Stock being issued in connection with a public offering;
(c)
full compliance as to the aforementioned Capital Stock with the Federal Securities Act of 1933, as amended, or the reason and statutory reference under which exemption is claimed if registration under said Act is not necessary.

Initial Public Offering clients: please provide a letter of instruction, signed by two corporate officers, authorizing and directing the Co-Transfer Agent to issue securities in accordance with the underwriter’s instructions or the Company’s instructions, as the case may be.

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Continental Stock Transfer & Trust Company

Co-Transfer Agency Agreement

This agreement is made as of October 9, 2025,

Between:

Grayscale Investments Sponsors, LLC, (“Sponsor”) as Sponsor of each entity identified on Exhibit B attached hereto (each a “Trust”, and collectively the “Trusts” as applicable) (hereinafter referred to as the “Company”)

And:	Continental Stock Transfer & Trust Company (“Continental”), incorporated under the Laws of New York and headquartered in New York, NY USA
The Bank Of New York Mellon, Primary Agent (hereinafter referred to as “Primary Agent”) is identified within but is not party to the agreement.

Whereas, the Company has previously appointed PRIMARY AGENT as Principal Transfer Agent and Registrar for the securities of the Company (the “Main Agreement”), which appointment PRIMARY AGENT has approved, and;

Whereas, the Company desires to appoint Continental as Co-Transfer Agent for the securities of the Company listed on the NYSE Arca Stock Exchange, which appointment Continental desires to approve.

1.
Appointment. The Company hereby appoints Continental as its Co-Transfer Agent for the securities of the Company, and Continental hereby accepts the said appointment upon the terms and conditions as set out in this Agreement including the services listed in Exhibit A.

2.
Description of Register of Transfers. Continental shall keep and maintain or cause to be kept and maintained a branch register of transfers wherein shall be recorded only the particulars of Direct Registration System (“DRS”) book-entry transfers of shares registered at its office. Continental shall advise PRIMARY AGENT at its principal office or other designated offices of all transfers of securities made, entered or recorded in the register of DRS transfers kept by Continental and, in addition, transfer journals reflecting transfers of other items promptly after such transfers are entered or recorded but in all cases within 24 hours, by granting PRIMARY AGENT access to the transfer journals posted to ContinentaLink each evening.

3.
Transferability of Securities. All the securities issued by Continental or PRIMARY AGENT shall be effectively and interchangeably transferable on the register of transfers of the Company’s securities kept and maintained at Continental’s offices or at the offices of PRIMARY AGENT or its successors, regardless of where or when the certificates for securities have been issued. All DRS positions in the U.S. depository are controlled by Continental and PRIMARY AGENT agrees that no transaction will be processed against a DRS position maintained on its register unless the transaction was reflected on Continental’s transfer journal or PRIMARY AGENT notifies Continental in advance of making any change to ensure that the DRS position is valid at that time.

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4.
Issuance of Certificates Upon Transfer. Continental is hereby authorized and directed, subject to paragraph 6 hereof and other instructions of PRIMARY AGENT or its successors, from time to time, to enter and record or to cause to be entered and recorded transfers of securities, to cancel certificates for securities surrendered upon transfer and to countersign, register and issue to security holders entitled thereto certificates representing securities duly transferred to or held by them respectively. The Company shall furnish Continental with certificates for the securities of the Company in such quantities and denominations as, from time to time, may be required. Continental is hereby authorized and directed to countersign and register such certificates upon surrender of outstanding certificates submitted for transfer or exchange.

5.
Stop Transfers. When Continental is advised by any security holder or any duly appointed representative thereof that certificates representing the securities registered in the name of such security holders are lost, mutilated, stolen or destroyed, Continental shall forthwith advise PRIMARY AGENT or its successors, at its designated office thereof so that a “stop transfer” notation may be made accordingly on its records and thereafter Continental shall not register the transfer of any of the securities represented by such certificates. If Continental receives a request to transfer securities represented by a certificate, which has been reported lost, mutilated, stolen or destroyed, Continental shall notify PRIMARY AGENT or its successors, and await instructions therefrom. PRIMARY AGENT or its successors shall provide Continental with a list of all “stop transfer” notations on record against the certificates for the securities upon the appointment of Continental as Co-Agent. Upon the subsequent placement or removal of “stop transfers” PRIMARY AGENT or its successors shall immediately advise Continental in writing of the change. Notwithstanding the foregoing, Continental shall not be required to make such transfers unless all legal requirements have been met and an indemnity satisfactory to Continental shall be given. Certificates to replace lost, mutilated, stolen or destroyed certificates shall be issued only by PRIMARY AGENT or its successors. Therefore, any request to issue new certificates in such circumstances shall be submitted by Continental to PRIMARY AGENT or its successors.

6.
Conditions of Transfers. No securities may be transferred on Continental’s register of transfers except in conformity with the following provisions:
a.
Securities may only be transferred by delivering to Continental the certificate representing the securities to be transferred with the form of transfer provided thereon duly completed and executed by the transferor or its duly authorized representative with the signature of the transferor guaranteed by a financial institution that is a member of a recognized STAMP Medallion Signature Guarantee Program or other acceptable organization as defined in the Stock Transfer Association’s Guidelines as updated from time to time.
b.
Continental will send to PRIMARY AGENT an electronic image of restricted securities (including supporting documentation) presented to Continental for transfer and will act upon the direction of PRIMARY AGENT to transfer and maintain or release the restriction or to request additional documentation from the presenter, in accordance with PRIMARY AGENT’s policies and documentation in its possession to support such transfers. Accordingly, Continental may rely upon and shall be fully protected, held harmless and indemnified in acting or refraining from acting in reliance upon such PRIMARY AGENT directions. However, Continental will be responsible for authenticating the validity of any certificate it receives for transfer that it does not forward to PRIMARY AGENT.

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7.
Maintenance of Records. Continental shall maintain customary records in connection with the appointment herein and may send to the Company or its successors, all books, documents and records no longer required by it for current purposes. Continental is authorized to destroy certificates for securities that have imaged and indexed within three business days after the date of cancellation, pursuant to SEC Rule 17Ad-19.

8.
Legal Matters. Continental may, from time to time, refer any legal matters that may arise in connection with the performance of its duties and obligations herein to legal counsel for the Company or to legal counsel of Continental, for an opinion, the cost being borne by the Company, and may rely upon and shall be fully protected and held harmless in acting or refraining from acting in reliance upon: such legal advice, opinions, or instructions.

9.
Fees. The monthly retainer fee payable by the Company to Continental shall be $ (insert amount) (US). No termination fee shall apply.

10.
Term. Although executed as of the date hereof, this Agreement shall not become effective until the date on which shares of Grayscale Digital Large Cap Fund (GDLC) begin trading on NYSE Arca as shares of an exchange-traded product. The appointment of Continental as the Co-Transfer Agent is valid until terminated upon ninety (90) days prior written notice delivered by the Company or Continental to the other parties.

11.
Degree of Care and Discharge. Continental agrees to faithfully carry out and perform its duties hereunder and, upon termination of its appointment and payment of outstanding fees, shall deliver to the Company, all registers of transfers and documents in connection therewith. A receipt therefor, signed by an officer of the Company shall be a valid discharge to Continental of its appointment hereunder.

12.
Funds. Continental shall not be bound to see to the execution of any fund, express, implied or constructive, or of any charge, pledge or equity to which any of the securities or any interests therein are subject to, to ascertain or inquire whether any sale or transfer of any such securities or interest therein by a holder or his personal representatives is authorized by such fund, charge, pledge or equity or to recognize any person having any interest therein except for the person recorded as such holder.

13.
Reliance and Indemnity.
a.
Continental may rely upon and shall be fully protected and held harmless in acting or refraining from acting in reliance upon: (i) any written or oral instructions, representations or certifications received from any person it believes in good faith to be an officer, authorized agent, employee or shareholder of Company; (ii) advice, opinions, or instructions received from Company’s or Continental’s legal counsel; (iii) any information, records and documents provided to Continental by a former transfer agent or registrar of the Company or PRIMARY AGENT; (iv) the authenticity of any signature (manual, facsimile or electronic transmission) appearing on any writing or communication; and (v) on the conformity to original of any copy.
b.
The Company agrees to defend, indemnify and hold harmless Continental, its successors and assigns, and each of its directors, officers, employees and agents (the “Indemnified Parties”) against and from any demands, claims, assessments, proceedings, suits, actions, costs, judgments, penalties, interest, liabilities, losses, damages, debts, expenses and disbursements (including expert consultant and legal fees and disbursements on a substantial indemnity, or solicitor and client, basis) (collectively, the “Claims”) that the Indemnified Parties, or any of them, may suffer or incur or that may be asserted against them, or any of them, in consequence of, arising from or in any way relating to this Agreement (as the same may be amended, modified or supplemented from time to time) or its duties hereunder in connection with or in any way relating to this Agreement. In addition, the

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Company agrees to reimburse, indemnify and save harmless the Indemnified Parties for, against and from all legal fees and disbursements (on a substantial indemnity, or solicitor and client, basis) incurred by an Indemnified Party if the Company commences an action, or cross claims or counterclaims, against the Indemnified Party and the Indemnified Party is successful in defending such claim.
c.
The Company agrees that its liability hereunder shall be absolute and unconditional regardless of the correctness of any representations of any third parties and regardless of any liability of third parties to the Indemnified Parties, and shall accrue and become enforceable without prior demand or any other precedent action or proceeding, and shall survive the resignation or removal of Continental or the termination of this Agreement.
d.
Continental shall not be under any obligation to prosecute or defend any action or suit in respect of their agency relationships with the Company under this Agreement, but will do so at the request of the Company provided that the Company furnishes an indemnity satisfactory to Continental against any liability, cost or expense which might be incurred.

14.
Limitation on Liability. Continental shall not be liable for any error in judgment, for any act done or step taken or omitted by it in good faith, for any mistake of fact or law or for anything which it may do or refrain from doing in connection herewith except arising out of their bad faith or willful misconduct. In the event Continental is in breach of this Agreement or its duties hereunder or any agreement or duties relating to any other services that Continental may provide to the Company in connection with or in any way relating to this Agreement or Continental’s duties hereunder, Continental shall be liable for claims or damages only to an aggregate maximum amount equal to the amount of fees paid hereunder by the Company to Continental in the twelve months preceding the last of the events giving rise to such claims or damages, except to the extent that Continental has acted in bad faith or engaged in willful misconduct. In no event shall continental be liable for any special, indirect, incidental, punitive or consequential damages arising out of or related to this agreement (including lost profits, damage to reputation or lost savings), even if foreseeable or even if Continental has been advised of the possibility of such damages.

15.
Amendment, Assignment and Termination.
a.
Except as specifically provided herein, this Agreement may only be amended or assigned by a written agreement of the parties.
b.
Any entity resulting from the merger, amalgamation or continuation of Continental or succeeding to all or substantially all of its transfer agency business (by sale of such business or otherwise), shall thereupon automatically become the co-transfer agent hereunder without further act or formality.
c.
This Agreement may be terminated by any party on 90 days’ notice in writing being given to the other parties at the addresses set out in Section 16 or at such other addresses of which notice has been given.
d.
This Agreement may be terminated by Continental in writing to the Company in the event the Company refuses or fails to pay an invoice for fees and expenses, or other demand for payment issued or made pursuant to this Agreement by Continental.
e.
The provisions of Sections 14, 15 and 16 shall survive termination of this Agreement.

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16.
Address for Service. For the purposes of notices, the addresses for each party are as follows unless changed by notice in writing:

[***]

17.
Certificate of Incumbency. Continental and PRIMARY AGENT will provide each other with a list of specimen signatures of officers of their respective companies who are authorized to countersign certificates for securities. The lists shall be updated on a regular basis to reflect changes in the authorized personnel.

18.
Governing Laws. This Agreement and the rights and obligations of the parties hereto shall be governed by and interpreted in accordance with the Laws of the State of New York and the Laws of the United States as applicable therein.

19.
Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto and their respective successors and assigns.

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In witness whereof, this Agreement has been duly executed by the parties hereto.

By: Grayscale Investments Sponsors, LLC, as Sponsor of each entity identified on Exhibit B attached hereto
By:	/s/ Craig Salm

Title:	Chief Legal Officer
Continental Stock Transfer & Trust Company
By:	/s/ Steven Vacante

Title:	Vice President

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Exhibit A

Included Services

o
Unless directed by PRIMARY AGENT, Continental will not process the following items:
o
Treasury Orders
o
Returns to Treasury
o
Restricted Securities (US Legend, etc.)
o
Certificates with Stop Transfer Notations
o
Certificate Replacements
o
Estate Transfers
o
Class conversions
o
Continental will refer all Non-Routine Transfers as noted above to PRIMARY AGENT for processing and will advise the presenter by return mail.
o
On a weekly basis PRIMARY AGENT will provide Continental with a stop list for all Co-Agent issues
o
DRS Processing
o
Continental will always recommend to potential Co-Agent clients to offer DRS Participation to provide an efficient process for withdrawing certificates from DTC.
o
Continental will issue a “Co-Agent” DRS Advice/Statement that will not have any reference to PRIMARY AGENT.
o
PRIMARY AGENT will record Continental issued DRS positions as “BOOK” on PRIMARY AGENT’s register even though on Continental’s transfer journals sent to PRIMARY AGENT will show as “DRS”.
o
Continental will do the same in the event an PRIMARY AGENT DRS position is sent to Continental by US brokers.
o
Annual DRS Statement to shareholders will be sent by Continental per DRS requirements for only Continental DRS positions.
o
Continental will reconcile the DTC Fast Balance with PRIMARY AGENT on a weekly basis.
o
On a weekly basis, Continental will provide DTC Fast Balances to PRIMARY AGENT for reconciliation purposes.

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Exhibit B

[***]

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Corporate Information

[***]

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List of Officers and Directors of Grayscale Investments Sponsors, LLC, Authorized to Provide

Instructions Relating to Issuances of Shares and Corporate Actions

on Behalf of:

Each Entity Identified on Exhibit B Attached Hereto

OFFICERS and DIRECTOR SIGNATORIES:

[***]

BOARD of DIRECTORS:

[***]

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